EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with Quarterly Report of Kid Castle Educational Corporation, a Florida Corporation (the “Registrant”), on Form 10-Q for the fiscal period ending June 30, 2008 filed with the Securities and Exchange Commission , each of the undersigned hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DATE: August 12, 2008	BY:	/s/ Min-Tan Yang
MIN TAN YANG CHIEF EXECUTIVE OFFICER

DATE: August 12, 2008	BY:	/s/ Suang-Yi Pai
SUANG-YI PAI CHIEF FINANCIAL OFFICER